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                  [CHEVY CHASE AUTO RECEIVABLES TRUST 199_-_]

            Class A-1 [Floating Rate] Auto Receivables Backed Notes

            Class A-1 [Floating Rate] Auto Receivables Backed Notes



                        ------------------------------


                                   INDENTURE

                       Dated as of _____________, 199__


                        -------------------------------


                             _____________________

                               Indenture Trustee



--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


ARTICLE I    Definitions and Incorporation by Reference ...................... 2

     SECTION 1.1   (a) Definitions ........................................... 2
     SECTION 1.2   Incorporation by Reference of Trust Indenture Act .......  12
     SECTION 1.3   Rules of Construction ...................................  12
     SECTION 1.4   Calculations of Interest ................................  13

ARTICLE II   The Notes .....................................................  13

     SECTION 2.1   Form ....................................................  13
     SECTION 2.2   Execution, Authentication and Delivery ..................  13
     SECTION 2.3   Temporary Notes .........................................  14
     SECTION 2.4   Registration; Registration of Transfer Exchange .........  15
     SECTION 2.5   Mutilated, Destroyed, Lost or Stolen Notes ..............  16
     SECTION 2.6   Persons Deemed Owner ....................................  17
     SECTION 2.7   Payment of Principal and Interest; Defaulted Interest ...  17
     SECTION 2.8   Cancellation ............................................  18
     SECTION 2.9   Release of Collateral ...................................  19
     SECTION 2.10  Book-Entry Notes ........................................  19
     SECTION 2.11  Notices to Clearing Agency ..............................  20
     SECTION 2.12  Definitive Notes ........................................  20

ARTICLE III  Covenants .....................................................  21

     SECTION 3.1   Payment of Principal and Interest .......................  21
     SECTION 3.2   Maintenance of Office or Agency .........................  21
     SECTION 3.3   Money for Payments To Be Held in Trust ..................  21
     SECTION 3.4   Existence ...............................................  23
     SECTION 3.5   Protection of Trust Estate ..............................  23
     SECTION 3.6   Opinions as to Trust Estate .............................  24
     SECTION 3.7   Performance of Obligations; Servicing of Receivables ....  25
     SECTION 3.8   Negative Covenants ......................................  27
     SECTION 3.9   Annual Statement as to Compliance .......................  28
     SECTION 3.10  Issuer May Consolidate, etc., Only on Certain Term ......  29
     SECTION 3.11  Successor or Transferee .................................  31
     SECTION 3.12  No Other Business .......................................  31
     SECTION 3.13  No Borrowing ............................................  31
     SECTION 3.14  Servicer's Obligations ..................................  31
     SECTION 3.15  Guarantees, Loans, Advances and Other Liabilities .......  31
     SECTION 3.16  Capital Expenditures ....................................  31

     SECTION 3.17  Removal of Administrator ................................  31
     SECTION 3.18  Restricted Payments .....................................  32
     SECTION 3.19  Notice of Events of Default .............................  32
     SECTION 3.20  Further Instruments and Acts ............................  32

ARTICLE IV   Satisfaction and Discharge ....................................  32

     SECTION 4.1   Satisfaction and Discharge of Indenture .................  32
     SECTION 4.2   Application of Trust Money ..............................  34
     SECTION 4.3   Repayment of Moneys Held by Paying Agent ................  34

ARTICLE V    Remedies ......................................................  34

     SECTION 5.1   Events of Default .......................................  34
     SECTION 5.2   Acceleration of Maturity; Rescission and Annulment ......  36
     SECTION 5.3   Collection of Indebtedness and Suits for Enforcement
                   by Indenture Trustee ....................................  36
     SECTION 5.4   Remedies; Priorities ....................................  39
     SECTION 5.5   Optional Preservation of the Receivables ................  41
     SECTION 5.6   Limitation of Suits .....................................  41
     SECTION 5.7   Unconditional Rights of Noteholders To Receive Principal
                   and Interest ............................................  42
     SECTION 5.8   Restoration of Rights and Remedies ......................  42
     SECTION 5.9   Rights and Remedies Cumulative ..........................  42
     SECTION 5.10  Delay or Omission Not a Waiver ..........................  43
     SECTION 5.11  Control by Noteholders ..................................  43
     SECTION 5.12  Waiver of Past Defaults .................................  43
     SECTION 5.13  Undertaking for Costs ...................................  44
     SECTION 5.14  Waiver of Stay or Extension Laws ........................  44
     SECTION 5.15  Action on Notes .........................................  45
     SECTION 5.16  Performance and Enforcement of Certain Obligations.......  45

ARTICLE VI   Indenture Trustee .............................................  46

     SECTION 6.1   Duties of Indenture Trustee .............................  46
     SECTION 6.2   Rights of Indenture Trustee .............................  48
     SECTION 6.3   Individual Rights of Indenture Trustee ..................  48
     SECTION 6.4   Indenture Trustee's Disclaimer ..........................  49
     SECTION 6.5   Notice of Defaults ......................................  49
     SECTION 6.6   Reports by Indenture Trustee to Holders .................  49
     SECTION 6.7   Compensation and Indemnity ..............................  49
     SECTION 6.8   Replacement of Indenture Trustee ........................  50
     SECTION 6.9   Successor Indenture Trustee by Merger ...................  51
     SECTION 6.10  Appointment of Co-Trustee or Separate Trustee............  52
     SECTION 6.11  Eligibility; Disqualification............................  53
     SECTION 6.12  Preferential Collection of Claims Against Issuer.........  53

ARTICLE VII  Noteholders' Lists and Reports.................................  54

     SECTION 7.1   Issuer to Furnish Indenture Trustee
                   Names and Addresses to Noteholders.......................  54
     SECTION 7.2   Preservation of Information;
                   Communications to Noteholders............................  54
     SECTION 7.3   Reports by Issuer........................................  54
     SECTION 7.4   Reports by Indenture Trustee.............................  55

ARTICLE VIII Accounts, Disbursements and Releases...........................  55

     SECTION 8.1   Collection of Money......................................  55
     SECTION 8.2   Trust Accounts...........................................  56
     SECTION 8.3   General Provisions Regarding Accounts....................  57
     SECTION 8.4   Release of Trust Estate..................................  58
     SECTION 8.5   Opinion of Counsel.......................................  58

ARTICLE IX   Supplemental Indentures........................................  59

     SECTION 9.1   Supplemental Indentures Without Consent
                   of Noteholders...........................................  59
     SECTION 9.2   Supplemental Indentures with Consent of Noteholders......  60
     SECTION 9.3   Execution of Supplemental Indentures.....................  62
     SECTION 9.4   Effect of Supplemental Indenture.........................  62
     SECTION 9.5   Conformity with Trust Indenture Act......................  62
     SECTION 9.6   Reference in Notes to Supplemental Indentures............  63

ARTICLE X    Redemption of Notes............................................  63

     SECTION 10.1  Redemption...............................................  63
     SECTION 10.2  Form of Redemption Notice................................  63
     SECTION 10.3  Notes Payable on Redemption Date.........................  64

ARTICLE XI   Miscellaneous..................................................  64

     SECTION 11.1  Compliance Certificates and Opinions, etc................  64
     SECTION 11.2  Form of Documents Delivered to Indenture Trustee.........  66
     SECTION 11.3  Acts of Noteholders......................................  67
     SECTION 11.4  Notices, etc., to Indenture Trustee,
                   Issuer and Rating Agencies...............................  68
     SECTION 11.5  Notices to Noteholders; Waiver...........................  69
     SECTION 11.6  Alternate Payment and Notice Provisions..................  69
     SECTION 11.7  Conflict with Trust Indenture Act........................  70
     SECTION 11.8  Effect of Headings and Table of Contents.................  70
     SECTION 11.9  Successors and Assigns...................................  70
     SECTION 11.10 Separability.............................................  70
     SECTION 11.11 Benefits of Indenture....................................  70
     SECTION 11.12 Legal Holidays...........................................  70
     SECTION 11.13 GOVERNING LAW............................................  71
     SECTION 11.14 Counterparts.............................................  71
     SECTION 11.15 Recording of Indenture...................................  71

     SECTION 11.16 Trust Obligation.........................................  71
     SECTION 11.17 No Petition..............................................  71
     SECTION 11.18 Inspection...............................................  72

                                   EXHIBITS


         Testimonium, Signatures and Seals
         Acknowledgments
         Exhibit A      Schedule of Receivables
         Exhibit B      Form of Pooling and Servicing Agreement
         Exhibit C      Form of Depository Agreement
         Exhibit D      Form of [Class A-1] Note
         Exhibit E      Form of [Class A-2] Note

         This INDENTURE dated as of _____________, 199_, between [CHEVY CHASE AUTO RECEIVABLES TRUST 199_-_], a _______ business trust (the "Issuer"), and _____________, a ________________ [banking corporation], solely as trustee and not in its individual capacity (the "Indenture Trustee").

         Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's Class A-1 [Floating Rate] Auto Receivables Backed Notes (the "Class A-1 Notes", Class A-2 [Floating Rate] Auto Receivables Backed Notes (the "Class A-2 Notes") and Class B Auto Receivables Backed Notes (the "Class B Notes") (collectively, the "Notes"):


                                GRANTING CLAUSE

         The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as trustee for the benefit of the Holders of the Notes, all of the Issuer's right, title and interest in and to (a) the Receivables and all moneys due thereon on or after the Cut-off Date; (b) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Issuer in the Financed Vehicles; (c) any proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors; (d) the Receivables Acquisition Agreement, including the right assigned to the Issuer to cause the Originator to repurchase Receivables from the Depositor under certain circumstances; (e) all funds on deposit from time to time in the Trust Accounts, including the Reserve Account Initial Deposit, and in all investments and proceeds thereof (including all income thereon); (f) the Pooling and Servicing Agreement (including all rights of the Depositor under the Receivables Acquisition Agreement assigned to the Issuer pursuant to the Pooling and Servicing Agreement); and (g) all present and future claims, demands, causes and chooses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").

         The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

The Indenture Trustee, as Indenture Trustee on behalf of the Holders of the Notes, acknowledges such Grant, and accepts the trusts under this Indenture in accordance with the provisions of this Indenture for the use and benefit of such Holders.


                                   ARTICLE I

                   Definitions and Incorporation by Reference
                   ------------------------------------------

         SECTION 1.1    (a)  Definitions.  Except as otherwise specified herein
                             -----------
or as the context may otherwise require, the following terms have the respective meanings see forth below for all purposes of this Indenture.

         "Act" has the meaning specified in Section 11.3(a).
          ---

         "Affiliate" means, with respect to any specified person, any other
          ---------
Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authorized Officer" means, with respect to the Issuer, any officer of
          ------------------
the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

         "Basic Documents" means the Certificate of Trust, the Trust Agreement,
          ---------------
the Receivables Acquisition Agreement, the Pooling and Servicing Agreement, the Depository Agreement and other documents and certificates delivered in connection therewith.

         "Book Entry Notes" means a beneficial interest in the Notes, ownership
          ----------------
and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10.

         "Business Day" means any day other than a Saturday, Sunday or a day on
          ------------
which banking institutions or trust companies in the City of New York are authorized or obligated by law, regulation or executive order to remain closed.

         "Certificate of Trust" means the certificate of trust of the Issuer
          --------------------
substantially in the form of Exhibit A to the Trust Agreement.

         "[Class A-1] Note" means a [Class A-1] [Floating Rate] Auto Receivables
          ----------------
Backed Note, substantially in the form of Exhibit D.

         "[Class A-1] Note Interest Rate" means, for a Payment Date, [the lesser
          ------------------------------
of (i) LIBO for such Payment Date minus __% and (ii)] __%; provided that if the weighted average Net APR for the Receivables during the Collection Period immediately preceding such Payment Date is less than the interest rate computed without giving effect to this proviso, then the [Class A-1] Note Interest Rate for such Payment Date shall not exceed such weighted average Net APR.

         "[Class A-2] Note" means a [Class A-2] [Floating Rate] Auto Receivables
          ----------------
Backed Note, substantially in the form of Exhibit E.

         "[Class A-2] Note Interest Rate" means, for a Payment Date, [the lesser
          ------------------------------
of (i) LIBO for such Payment Date plus and (ii)] __%; provided that if the weighted average Net APR or the Receivables during the Collection Period immediately receding such Payment Date is less than the interest rate computed without giving effect to this proviso plus [0.25]%, then the [Class A-2] Note Interest Rate for such Payment Date shall not exceed such weighted average Net APR less [0.25]%.

         "Clearing Agency" means an organization registered as a "clearing
          ---------------
agency" pursuant to Section 17A of the Exchange Act.

         "Clearing Agency Participant" means a broker, dealer, bank, other
          ---------------------------
financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Closing Date" means ___________________, 199_.
          ------------

         "Code" means the Internal Revenue Code of 1986, as amended from time to
          ----
time, and Treasury Regulations Promulgated thereunder.

         "Collateral" has the meaning specified in the granting Clause of this
          ----------
Indenture.

         "Corporate Trust Office" means the principal office of the Indenture
          ----------------------
Trustee at which at any particular time its
corporate trust business shall be administered which office to date of the execution of this Agreement is located at ______________________________________
________________________________________________________________________________
________________________, Attention: Corporate Trustee Administration; or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (the addresses of which the successor Indenture Trustee will notify the Noteholders and the Issuer).

         "Default" means any occurrence that is, or with notice or the lapse of
          -------
time or both would become, an Event of Default.

         "Definitive Notes" has the meaning specified in Section 2.10.
          ----------------

         "Depository Agreement" means the agreement among the Issuer, the
          --------------------
Indenture Trustee, and The Depository Trust Company, as the initial Clearing Agency, dated as of the Closing Date, substantially in the form of Exhibit C.

         "Event of Default" has the meaning specified in Section 5.1.
          ----------------

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.
          ------------

         "Executive Officer" means, with respect to any corporation, and Chief
          -----------------
Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

         "Grant" means mortgage, pledge, bargain, sell, warrant, alienate,
          -----
remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive hereunder or with respect thereto.

         "Holder" or "Noteholder" means the Person in whose name a [Class A-1]
          ------      ----------
Note or a [Class A-2] Note is registered on the Note Register.

         "Indenture" means this Indenture as amended or supplemented from time
          ---------
to time.

         "Indenture Trustee" means _____________________, a __________________
          -----------------
[banking corporation], as Indenture Trustee under this Indenture, or any successor Indenture Trustee under this Indenture.

         "Independent" means, when used with respect to any specified Person,
          -----------
that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Depositor and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         "Independent Certificate" means a certificate or opinion to be
          -----------------------
delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1, made by an Independent appraiser or other expert appointed by an Issuer order and approved by the Indenture Trustee, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

         "Issuer" means [Chevy Chase Auto Receivables Trust 199_-_] until a
          ------
successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the Notes.

         "Issuer Order" and "Issuer Request" means a written order or request
          ------------       --------------
signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

         ["LIBO" with respect to any Payment Date shall be established by the
           ----
Indenture Trustee and shall equal the arithmetic mean (rounded upwards, if necessary, to the nearest one-sixteenth of a percent) of the offered rates for United States dollar deposits for three months which appear on the Reuters Screen LIBO Page (as defined below) as of 11:00 A.M., London time, on the second LIBO Business Day prior to the immediately preceding Payment Date (or the Closing Date in the case of the first Payment Date); provided that at least two such offered rates appear on the Reuters Screen LIBO Page on such date. If fewer than two offered rates appear, LIBO will be determined on such date as described in the paragraph below. "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London inter-bank offered rates of major banks). "LIBO Business Day" is a day that is both a Business Day and a day on which banking institutions in the City of London, England are not required or authorized by law to be closed.

         If on such date fewer than two offered rates appear on the Reuters Screen LIBO Page, the Indenture Trustee will request of each of the Reference Banks (which shall be major banks that are engaged in transactions in the London inter-bank market, selected by the Indenture Trustee after consultation with the Depositor) to provide the Indenture Trustee with its offered quotation for United States dollar deposits for three months to prime banks in the London inter-bank market as of 11:00 A.M., London time, on such date. If at least two Reference Banks provide the Indenture Trustee with such offered quotations, LIBO on such date will be the arithmetic mean (rounded upwards, if necessary, to the nearest one-sixteenth of a percent) of all such quotations. If on such date fewer than two of the Reference Banks provide the Indenture Trustee with such an offered quotation, LIBO on such date will be the arithmetic mean (rounded upwards, if necessary, to the nearest one-sixteenth of a percent) of the offered per annum rates which one or more leading banks in the City of New York selected by the Indenture Trustee (after consultation with the Depositor) are quoting as of 11:00 A.M., New York City time, on such date to leading European banks for United States dollar deposits for one month, provided, however, that if such banks are not quoting as described above, LIBO will be the LIBO applicable to the immediately preceding Payment Date.]

         "Net APR" means, with respect to a Receivable, its APR less the
          -------
Servicing Fee Rate.

         "Note Interest Rate" means the per annum interest rate borne by a Note.
          ------------------

         "Note Owner" means, with respect to a Book-Entry Note, the Person who
          ----------
is the owner of such Book-Entry Note, as reflected all the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

         "Note Register" and "Note Registrar" have the respective meanings
          -------------       --------------
specified in Section 2.4.

         "Notes" means the [Class A-1] Notes and the [Class A-2] Notes.
          -----

         "Officers' Certificate" means a certificate signed by any Authorized
          ---------------------
Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in this Indenture to an Officers' Certificate shall be to an Officers' Certificate of any Authorized Officer of the Issuer.

         "Opinion of Counsel" means one or more written opinions of counsel who
          ------------------
may, except as otherwise expressly provided in this Indenture, be employees of or counsel to the Issuer and who shall be acceptable to the Indenture Trustee, and which opinion or opinions shall be addressed to the Indenture Trustee as Indenture Trustee, and shall comply with ny applicable requirements of
Section 11.1.

         "Originator" means __________________, a _______________ corporation,
          ----------
and its successor.

         "Outstanding" means, as of the date of determination, all Notes
          -----------
theretofore authenticated and delivered under this Indenture except:

         (i) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

         (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited wi.h the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Indenture Trustee): and

         (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided that in determining whether the Holders of the requisite Outstanding
--------
Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by the Issuer, any Depositor obligor upon the Notes, the Depositor or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Depositor or any Affiliate of any of the foregoing Persons.

         "Outstanding Amount" means the aggregate principal amount of all Notes,
          ------------------
or a Class of Notes, as applicable, Outstanding at the date of determination.

         "Owner Trustee" means ___________________________ not in its individual
          -------------
capacity but solely as Owner Trustee under the Agreement, or any successor Owner Trustee under the Agreement.

         "Paying Agent" means the [Indenture Trustee] or any Person that meets
          ------------
the eligibility standards for the Indenture Trustee specified in Section 6.11 as authorized by the Issuer to make the payments to and distributions from the Collection Account and the Note Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

         "Payment Date" means the _th day of each and [___________________,
          ------------
______________, and ______________], or, if any such date is not a Business Day, the next succeeding Business Day, commencing ______________, 199__.

         "Person" means any individual, corporation, estate, partnership, joint
          ------
venture, association, joint stock company, (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "Pooling and Servicing Agreement" means the Pooling and Servicing
          -------------------------------
Agreement dated as of __________, 199_ among the Issuer, the Depositor and the Servicer, in the form of Exhibit B.

         "Predecessor Note" means, with respect to any particular Note, every
          ----------------
previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.5 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost destroyed or stolen Note.

         "Proceeding" means any suit in equity, action at law other judicial or
          ----------
administrative proceeding.

         "Rating Agency" means [Moody's], [Standard & Poor's] and [Duff &
          -------------
Phelps]. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Issuer, notice of which designation shall be given to the Indenture Trustee, Owner Trustee and the Servicer.

         "Rating Agency Condition" means, with respect to any action, that each
          -----------------------
Rating Agency shall have been given [10] days or notice thereof and that each of the Rating Agencies will have notified the Depositor, the Servicer and the Issuer in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes.

         "Record Date" means, with respect to a Payment Date Redemption Date,
          -----------
the close of business on the [fourteenth] day or of the calendar month in which such Payment Date or Redemption Date occurs.

         "Redemption Date" means the Payment Date specified by the Servicer or
          ---------------
the Issuer pursuant to Section 10.1(a) or , as applicable.

         "Redemption Price" means (a) in the case of a redemption of the Notes
          ----------------
pursuant to Section 10.1(a), an amount equal to the principal amount of the Notes redeemed plus accrued and unpaid interest thereon at the related Note Interest Rate to but excluding the Redemption Date, or (b) in the case of a payment made to Noteholders pursuant to Section 10.1(b), the amount on deposit in the Note Distribution Account, but not in excess of the amount specified in clause (a) above.

         "Registered Holder" means the Person in whose name a Note is registered
          -----------------
on the Note Register on the applicable Record Date.

         "Responsible Officer" means, with respect to the Indenture Trustee, any
          -------------------
officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary, or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Schedule of Receivables" means the listing of the Receivables set
          -----------------------
forth in Exhibit A (which Exhibit may be in form of microfiche).

         "Security" has the meaning assigned to it in the Trust Agreement.
          --------

         "State" means any one of the 50 states of the United States of America
          -----
or the District of Columbia.

         "Successor Servicer" has the meaning specified in Section 3.7(e).
          ------------------

         "Trust Estate" means all money, instruments, rights and other property
          ------------
that are subject or intended to be subject the lien and security interest of this Indenture for the benefit of the Noteholders (including, without limitation, all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

         "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as
          -------------------      ---
in force on the date hereof, unless otherwise specifically provided.

         "UCC" means, unless the context otherwise requires, the Uniform
          ---
Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

         (b) Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth in the Pooling and Servicing Agreement as in effect on the Closing Date for all purposes of this Indenture, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms:

================================================================================

                     Term                             Section of Pooling and
                     ----                               Servicing Agreement
                                                        -------------------

================================================================================
APR                                                         Section 1.1
--------------------------------------------------------------------------------
[Class A-2] Final                                           Section 1.1
  Scheduled Payment Date
--------------------------------------------------------------------------------
Collection Account                                          Section 1.1
--------------------------------------------------------------------------------
Collection Period                                           Section 1.1
--------------------------------------------------------------------------------
Contract                                                    Section 1.1
--------------------------------------------------------------------------------
Cut-off Date                                                Section 1.1
--------------------------------------------------------------------------------
Dealers                                                     Section 1.1
--------------------------------------------------------------------------------
Depositor                                                   Section 1.1
--------------------------------------------------------------------------------
[Duff & Phelps                                              Section 1.1]
--------------------------------------------------------------------------------
Eligible Deposit Account                                    Section 1.1
--------------------------------------------------------------------------------
Eligible Investments                                        Section 1.1
--------------------------------------------------------------------------------
Financed Vehicles                                           Section 1.1
--------------------------------------------------------------------------------
[Fitch                                                      Section 1.1]
--------------------------------------------------------------------------------
Originator                                                  Section 1.1
--------------------------------------------------------------------------------
[Moody's                                                    Section 1.1]
--------------------------------------------------------------------------------
Note Distribution Account                                   Section 1.1
--------------------------------------------------------------------------------
Noteholders Distributable Amount                            Section 1.1
--------------------------------------------------------------------------------
Obligor                                                     Section 1.1
--------------------------------------------------------------------------------
Pool Balance                                                Section 1.1
--------------------------------------------------------------------------------
Receivables Acquisition Agreement                           Section 1.1
--------------------------------------------------------------------------------
Purchased Receivable                                        Section 1.1
--------------------------------------------------------------------------------
Receivable                                                  Section 1.1
--------------------------------------------------------------------------------
Recoveries                                                  Section 1.1
--------------------------------------------------------------------------------
Reserve Account                                             Section 1.1
--------------------------------------------------------------------------------
Reserve Account Initial Deposit                             Section 1.1
--------------------------------------------------------------------------------
Security                                                    Section 1.1
--------------------------------------------------------------------------------
Securityholders                                             Section 1.1
--------------------------------------------------------------------------------

================================================================================

                     Term                             Section of Pooling and
                     ----                               Servicing Agreement
                                                        -------------------

================================================================================
Servicer                                                    Section 1.1
--------------------------------------------------------------------------------
Servicer Default                                            Section 1.1
--------------------------------------------------------------------------------
Servicing Fee Rate                                          Section 1.1
--------------------------------------------------------------------------------
Specified Reserve Account Balance                           Section 1.1
--------------------------------------------------------------------------------
[Standard & Poor's                                          Section 1.1]
--------------------------------------------------------------------------------
Total Distribution Amount                                   Section 1.1
--------------------------------------------------------------------------------
Transfer Date                                               Section 1.1
--------------------------------------------------------------------------------
Trust Accounts                                              Section 1.1
--------------------------------------------------------------------------------
Trust Agreement                                             Section 1.1
================================================================================

         SECTION 1.2 Incorporation by Reference of Trust Indenture Act.
                     -------------------------------------------------
Whenever this Indenture refers to a provision the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used this Indenture have the following meanings:

         "Commission" means the Securities and Exchange Commission.

         "indenture securities" means the Notes.

         "indenture security holder" means a Noteholder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means Indenture Trustee.

         "Obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

         SECTION 1.3  Rules of Construction.  Unless the context otherwise
                      ---------------------
requires:

         (i)   a term has the meaning assigned to it;

         (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

         (iii) "or" is not exclusive;

         (iv) "including" means "including without limitation"; and

         (v) words in the singular include the plural and words in the plural include the singular.

         SECTION 1.4  Calculations of Interest.  All calculations of interest
                      ------------------------
made hereunder shall be made on the is of a year of 360 days, in each case for the actual number of days in the period for which such interest is payable.


                                  ARTICLE II

                                   The Notes
                                   ---------

         SECTION 2.1  Form.  The [Class A-1] and [Class A-2] Notes, in each case
                      ----
together with the Indenture Trustee's certificate of authentication, shall be in substantially the forms set forth in Exhibits D and E, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

         The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of methods (with or without steel engraved borders), all determined by the officers executing such Notes, as evidenced by their execution of such Notes.

         Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibits are part of the terms of this Indenture.

         SECTION 2.2  Execution, Authentication and Delivery.  The Notes shall
                      --------------------------------------
be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

         Notes bearing the manual or facsimile signature of individual's who were at any time Authorized Officers of the

Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         The Indenture Trustee shall upon Issuer Order authenticate and deliver [Class A-1] Notes for original issue in an aggregate principal amount of
$                     and [Class A-2] Notes for an original issue in an
 --------------------
aggregate principal amount of $              .  The aggregate principal amount
                               --------------
of [Class A-1] and [Class A-2] Notes outstanding at any time may not exceed such amounts, respectively, except as provided Section 2.5.

         Each Note shall be dated the date of its authentication.  The Notes
shall be issuable as registered the minimum denomination of $           and in
                                                             ----------
integral multiples thereof.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         SECTION 2.3  Temporary Notes. Pending the preparation of definitive
                      ---------------
Notes, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such notes may determine, as evidenced by their execution of such Notes.

         If temporary Notes are issued, the Issuer will cause definitive Notes to be prepared without unreasonable delay. After preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

         SECTION 2.4  Registration; Registration of Transfer Exchange.  The
                      -----------------------------------------------
Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee shall be "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

         If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

         Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, if the requirements of Section 8-401(1) of the UCC are met the Issuer shall execute, and the Indenture Trustees shall authenticate and the Noteholders shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes of the same Class in any authorized denominations, of a like aggregate principal amount.

         At the option of the Holder, Notes may be exchanged for other Notes of the same Class in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, if the requirements of
Section 8-401(1) of the UCC are met the Issuer shall execute, and the Indenture Trustee authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

         All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

         Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in the form of Exhibit F hereto, duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or by a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require.

         No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.3 or 9.6 not involving any transfer.

         The preceding provisions of this Section 2.4 notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of [15] days preceding the due date for any payment with respect to the Note.

         SECTION 2.5  Mutilated, Destroyed, Lost or Stolen Notes.  If (i) any
                      ------------------------------------------
mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Class; provided,
                                                                      --------
however, that if any such destroyed, lost or stolen Note, but not a mutilated
-------
Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original
Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

         Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

         Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         SECTION 2.6  Persons Deemed Owner.  Prior to due presentment for
                      --------------------
registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         SECTION 2.7  Payment of Principal and Interest; Defaulted Interest.
                      -----------------------------------------------------

         (a) The Notes shall accrue interest as provided in the forms of the [Class A-1] Note and [Class A-2] Note set forth in Exhibits D and E, respectively, and such interest shall be payable on each Payment Date as specified therein. Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency [(initially, such nominee to be Cede & Co.)], payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Payment Date (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1(a)) which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3.

         (b) The principal of each Note shall be payable in installments on each Payment Date as provided in the forms of the [Class A-1] Note and [Class A-2] Note set forth in Exhibits D and E, respectively. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.2. All principal payments on each Class of Notes shall be made pro rata to the Noteholders of such Class entitled thereto. Upon notice to the Indenture Trustee by the Issuer, the Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice
shall be mailed no later than      Business Days prior to such final Payment
                              ----
Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2.

         (c) If the Issuer defaults in a payment of interest on the Notes, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) in any lawful manner. The Issuer may pay such defaulted interest to the persons who are Noteholders on a subsequent special record date,
which date shall be at least       Business Days prior to the payment date.  The
                             -----
Issuer shall fix or cause to be fixed any such special record date and payment
date, and, at least      days before any such special record date, the Issuer
                    ----
shall mail to each Noteholder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

         SECTION 2.8    Cancellation.  All notes surrendered for payment,
                        ------------
registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided that such Issuer
                                                       --------
Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

         SECTION 2.9    Release of Collateral.  Subject to Section 11.1, the
                        ---------------------
Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officers' Certificate, an Opinion of Counsel and Independent Certificates in accordance with TIA (S)(S) 314(c) and 314(d)(1) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

         SECTION 2.10   Book-Entry Notes.  The Notes, upon original issuance,
                        ----------------
will be issued in the form of a typewritten Note or Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer. Such Note shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner will receive a Definitive Note (as hereinafter defined) representing such Note Owner's interest in such Note, except as provided in Section 2.12. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Note Owners pursuant to Section 2.12:

              (i) the provisions of this Section shall be in full force and effect;

              (ii) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Note Owners;

              (iii) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

              (iv) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement, unless and until Definitive Notes are issued pursuant to Section 2.12, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants; and

              (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Amount of the Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

         SECTION 2.11   Notices to Clearing Agency.  Whenever a notice or other
                        --------------------------
communication to the Noteholders is required or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.12, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the Clearing Agency, and shall have no obligation to the Note Owners or other Holders of the Notes.

         SECTION 2.12   Definitive Notes.  If (i) the Indenture Trustee is
                        ----------------
notified in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Notes, and the Indenture Trustee is unable to locate a qualified successor, (ii) the Indenture Trustee elects to terminate the book-entry system through the Clearing Agency or
(iii) after the occurrence of an Event of Default or a Servicer Default, Note Owners representing beneficial interests aggregating at least a majority of the Outstanding Amount of the Notes advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Note Owners, then the Clearing Agency shall notify all Note Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Note or Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.


                                  ARTICLE III

                                   Covenants
                                   ---------

         SECTION 3.1    Payment of Principal and Interest.  The Issuer will duly
                        ---------------------------------
and punctually pay the principal of and interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, the Issuer will cause to be distributed all amounts on deposit in the Note Distribution Account on a Payment Date. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

         SECTION 3.2    Maintenance of Office or Agency.  The Issuer will
                        -------------------------------
maintain in the [County of              , State of               ], an office or
                           -------------           --------------
agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints to serve as its agent for the foregoing purposes.  The
----------------------
Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

         SECTION 3.3    Money for Payments To Be Held in Trust.  As provided in
                        --------------------------------------
Section 8.02(a) and (b), all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account and the Note Distribution Account pursuant to Section 8.02(c) shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from the Collection Account and the Note Distribution Account for payments of Notes shall be paid over to the Issuer except as provided in this Section.

         On or before [noon (New York time)] on each Payment Date and Redemption Date, the Issuer shall deposit or cause to be deposited in the Note Distribution Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure so to act.

         The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

              (i) hold sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

              (ii) give the Indenture Trustee notice of any default by the Issuer of which it has actual knowledge (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes;

              (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

              (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

              (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same terms as those upon which the sums were held by such Paying

Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of
any amount due with respect to any Note and remaining unclaimed for       years
                                                                    -----
after such amount has become due and payable shall be discharged from such trust, and the Indenture Trustee or such Paying Agent, as the case may be, shall give prompt notice of such occurrence to the Issuer and shall release such money to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such
                       --------  -------
Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general
circulation in the City of              , notice that such money remains
                           -------------
unclaimed and that, after the date specified therein, which shall not be less
than        days from the date of such publication, any unclaimed balance of
     ------
such money then remaining will be repaid to the Issuer. The Indenture Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

         SECTION 3.4    Existence.  The Issuer will keep in full effect its
                        ---------
existence, rights and franchises as a business trust under the laws of the State
of           (unless it becomes, or any successor Issuer hereunder is or
   ---------
becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate.

         SECTION 3.5    Protection of Trust Estate.  The Issuer will from time
                        --------------------------
to time prepare, execute, deliver and file all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

              (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

              (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

              (iii) enforce any of the Collateral; or

              (iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties. The Issuer hereby designates the Indenture Trustee, and hereby authorizes the Indenture Trustee as its agent and attorney-in-fact, to execute any financing statement, continuation statement or other instrument required by the Indenture Trustee pursuant to this Section.

         SECTION 3.6    Opinions as to Trust Estate.
                        ---------------------------

         (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest of this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

         (b) On or before                 in each calendar year, beginning in
                          ---------------
199 , the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel
   -
either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this
Indenture until                   in the following calendar year.
                -----------------

         SECTION 3.7    Performance of Obligations; Servicing of Receivables.
                        ----------------------------------------------------

         (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Pooling and Servicing Agreement or such other instrument or agreement.

         (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officers' Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer to assist the Issuer in performing its duties under this Indenture.

         (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Pooling and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee or the Holders of at least a majority of the Outstanding Amount of the Notes.

         (d) If the Issuer shall have knowledge of the occurrence of a Servicer Default under the Pooling and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee and the Rating Agencies thereof, and shall specify in such notice the action, if any, the Issuer is taking with respect to such default. If a Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Pooling and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

         (e) As promptly as possible after the giving of notice of termination
to the Servicer of the Servicer's rights and powers pursuant to Section      of
                                                                        ----
the Pooling and Servicing Agreement, the Issuer shall appoint a successor servicer (the "Successor Servicer"), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee. In the event that a Successor Servicer has not been appointed and accepted its appointment at the time when the Servicer ceases to act as Servicer, the Indenture Trustee without further action shall automatically be
appointed the Successor Servicer, subject to Section      of the Pooling and
                                                     ----
Servicing Agreement. The Indenture Trustee may resign as the Servicer by giving written notice of such resignation to the Issuer and in such event will be released from such duties and obligations, such release not to be effective until the date a new servicer enters into a servicing agreement with the Issuer as provided below. Upon delivery of any such notice to the Issuer, the Issuer shall obtain a new servicer as the Successor Servicer under the Pooling and Servicing Agreement. Any Successor Servicer other than the Indenture Trustee shall (i) be an established financial institution having a net worth of not less
than $                and whose regular business includes the servicing of
      ---------------
automobile receivables and (ii) enter into a servicing agreement with the Issuer having substantially the same provisions as the provisions of the Pooling and
Servicing Agreement applicable to the Servicer.  If within       days after the
                                                           -----
delivery of the notice referred to above, the Issuer shall not have obtained such a new servicer, the Indenture Trustee may appoint, or may petition a court of competent jurisdiction to appoint, a Successor Servicer. In connection with any such appointment, the Indenture Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree, subject to the limitations set forth below and in the Pooling and Servicing Agreement, and
in accordance with Section      of the Pooling and Servicing Agreement, the
                           ----
Issuer shall enter into an agreement with such successor for the servicing of the Receivables (such agreement to be in form and substance satisfactory to the Indenture Trustee). If the Indenture Trustee shall succeed to the Servicer's duties as servicer of the Receivables as provided herein, it shall do so in its capacity as servicer and not in its capacity as Indenture Trustee and, accordingly, the provisions of Article VI hereof shall be inapplicable to the Indenture Trustee in its duties as the successor to the Servicer and the servicing of the Receivables. In case the Indenture Trustee shall become successor to the Servicer under the Pooling and Servicing Agreement, the Indenture Trustee shall be entitled to appoint as Servicer any one of its affiliates, provided that it shall be fully liable for the actions and omissions of such affiliate in such capacity as Successor Servicer.

         (f) Upon any termination of the Servicer's rights and powers pursuant to the Pooling and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee. As soon as a Successor Servicer is appointed, the Issuer shall notify the Indenture Trustee of such appointment, specifying in such notice the name and address of such Successor Servicer.

         (g) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees that it will not, without the prior written consent of the Indenture Trustee or the Holders of a least a majority in Outstanding Amount of the Notes, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral (except to the extent otherwise provided in the Pooling and Servicing Agreement) or the Basic Documents, or waive timely performance or observance by the Servicer or the Depositor under the Pooling and Servicing Agreement or the Originator under the Receivables Acquisition Agreement; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that are required to be made for the benefit of the Noteholders or (ii) reduce the aforesaid percentage of the Notes which are required to consent to any such amendment, without the consent of the holders of all the outstanding Notes. If any such amendment, modification, supplement or waiver shall be so consented to by the Indenture Trustee or such Holders, the Issuer agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may reasonably deem necessary or appropriate in the circumstances.

         SECTION 3.8    Negative Covenants.  So long as any Notes are
                        ------------------
Outstanding, the Issuer shall not:

              (i) except as expressly permitted by this Indenture, the Receivables Acquisition Agreement or the Pooling and Servicing Agreement, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Estate, unless directed to do so by the Indenture Trustee;

              (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

              (iii) dissolve or liquidate in whole or in part; or

              (iv) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor) or (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Trust Estate.

         SECTION 3.9    Annual Statement as to Compliance.  The Issuer will
                        ---------------------------------
deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year 199 ), an Officers'
                                                       -
Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that

              (i) a review of the activities of the Issuer during the 12-month period ending at the end of such fiscal year (or in the case of the
         fiscal year ending                , the period from the Closing Date to
                            ---------------
                        and of performance under this Indenture has been made
         --------------
         under such Authorized Officer's supervision; and

              (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

         SECTION 3.10  Issuer May Consolidate, etc., Only on Certain Term.
                       --------------------------------------------------
              (a) The Issuer shall not consolidate or merge with or into any other Person, unless

              (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

              (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

              (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

              (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Trust, any Noteholder or any Securityholder;

              (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

              (vi) the Issuer shall have delivered to the Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

         (b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless

              (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United

         States of America or any State, (B) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes,
         (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

              (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

              (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

              (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Trust, any Noteholder or any Securityholder;

              (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

              (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this
         Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

         SECTION 3.11  Successor or Transferee.
                       -----------------------

         (a)  Upon any consolidation or merger of the Issuer in accordance with
Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

         (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10(b), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery to and acceptance by the Indenture Trustee of the Officer's Certificate and Opinion of Counsel specified in Section 3.10(b)(vi) stating that the Issuer is to be so released.

         SECTION 3.12   No Other Business.  The Issuer shall not engage in any
                        -----------------
business other than financing, purchasing, owning, selling and managing the Receivables in the manner contemplated by this Indenture and the Basic Documents, issuing the Notes and Securities and activities incidental thereto.

         SECTION 3.13   No Borrowing.  The Issuer shall not issue, incur,
                        ------------
assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

         SECTION 3.14   Servicer's Obligations.  The Issuer shall cause the
                        ----------------------
Servicer to comply with Sections 4.9, 4.10, 4.11 and 5.06 of the Pooling and Servicing Agreement.

         SECTION 3.15   Guarantees, Loans, Advances and Other Liabilities.
                        -------------------------------------------------
Except as contemplated by the Pooling and Servicing Agreement or this Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

         SECTION 3.16   Capital Expenditures.  The Issuer shall not make any
                        --------------------
expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

         SECTION 3.17   Removal of Administrator.  So long as any Notes are
                        ------------------------
Outstanding, the Issuer shall not remove the

Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection with such removal.

         SECTION 3.18   Restricted Payments.  The Issuer shall not, directly or
                        -------------------
indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or
(iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions
--------  -------
to the Servicer, the Owner Trustee and the Securityholders as permitted by, and to the extent funds are available for such purpose under, the Pooling and Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the Basic Documents.

         SECTION 3.19   Notice of Events of Default.  The Issuer agrees to give
                        ---------------------------
the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder and, within _______ days after obtaining knowledge of any of the following occurrences, written notice of each default on the part of the Servicer or the Depositor of its obligations under the Pooling and Servicing Agreement and each default on the part of the Originator of its obligations under the Receivables Acquisition Agreement.

         SECTION 3.20   Further Instruments and Acts.  Upon request of the
                        ----------------------------
Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.


                                   ARTICLE IV

                           Satisfaction and Discharge
                           --------------------------

         SECTION 4.1    Satisfaction and Discharge of Indenture.  This Indenture
                        ---------------------------------------
shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.3, 3.4, 3.5, 3.8, 3.10, 3.12 and 3.13, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section
6.7 and the obligations of the Indenture Trustee under Section 4.2) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

         (A) either

              (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.5 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust or discharged form such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation; or

              (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation

                   (i)   have become due and payable.

                   (ii) will become due and payable at the [Class A-2] Final Schedule Payment Date within one year, or

                   (iii) are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer,

         and the Issuer, in the case of (i), (ii) or (iii) and the Issuer, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due on the [Class A-2] Final Scheduled Payment Date or Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.1(a)), as the case may be;

         (B) The Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

         (C) the Issuer has delivered to the Indenture Trustee an Officers' Certificate, an Opinion of Counsel and (if required by the TIA) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.1(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         SECTION 4.2    Application of Trust Money.  All moneys deposited with
                        --------------------------
the Indenture Trustee pursuant to Section 4.1 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Pooling and Servicing Agreement or required by law.

         SECTION 4.3    Repayment of Moneys Held by Paying Agent.  In connection
                        ----------------------------------------
with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.3 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.


                                   ARTICLE V

                                    Remedies
                                    --------

         SECTION 5.1    Events of Default.  "Event of Default", wherever used
                        -----------------
herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

              (i) default in the payment of any interest on any Note when the same becomes due and payable, and such default shall continue for a period of _____ days; or

              (ii) default in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable; or

              (iii) default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of _____ days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least [____%] of the Outstanding Amount of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

              (iv) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of _____ consecutive days; or

              (v) the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing.

         The Issuer shall deliver to the Indenture Trustee, within _______ days after the occurrence thereof, written notice in the form of an Officers' Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii), its status and what action the Issuer is taking or proposes to take with respect thereto.

         SECTION 5.2    Acceleration of Maturity; Rescission and Annulment.  If
                        --------------------------------------------------
an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee or the Holders of Notes representing a majority of the Outstanding Amount of the Notes may declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of the Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

         At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Holders of Notes representing a majority of the Outstanding Amount of the Notes, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

              (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay

                   (A) all payment of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

                   (B) all sums paid or advanced by the Indenture Trustee
              hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

              (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

         No such rescission shall affect any subsequent default or impair any right consequent thereto.

         SECTION 5.3   Collection of Indebtedness and Suits for Enforcement by
                       -------------------------------------------------------
Indenture Trustee.
-----------------

         (a) The Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of [five] days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer will, upon demand of the Indenture Trustee, pay to it, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the respective
Note Interest Rate borne by the Notes and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

         (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the moneys adjudged or decreed to be payable.

         (c) If an Event of Default occurs and is continuing, the Indenture may, as more particularly provided in Section 5.4, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

         (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

              (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

              (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

              (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

              (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

         (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

         (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial of other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

         (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

         SECTION 5.4    Remedies; Priorities.  (a)  If an Event of Default shall
                        --------------------
have occurred and be continuing, the Indenture Trustee may do one or more of the following (subject to Section 5.5):

              (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

              (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

              (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes; and

              (iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

         provided, however, that the Indenture Trustee may not sell or otherwise
         --------  -------
         liquidate the Trust Estate following an Event of Default, other than an Event of Default described in Section 5.01(i) or (ii), unless (A) the Holders of 100% of the Outstanding Amount of the Notes consent thereto,
         (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest or (C) the Indenture Trustee determines that the Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of Holders of _______% of the Outstanding Amount of the Notes. In determining such sufficiency or insufficiency with respect to clause
         (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

         (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the following order:

         FIRST:  to the Indenture Trustee for amounts due under Section 6.7;

         SECOND: to Noteholders for amounts due and unpaid on the Notes for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal and interest, respectably; and

         THIRD:  to the Issuer for distribution to the Certificateholders.

         The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section. At least ____ days before such record date, the Issuer shall mail to each Noteholder and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

         SECTION 5.5    Optional Preservation of the Receivables.  If the Notes
                        ----------------------------------------
have been declared to be due and payable under Section 5.2 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such for such purpose.

         SECTION 5.6    Limitation of Suits.  No Holder of any Note shall have
                        -------------------
any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

              (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

              (ii) the Holders of not less than [____%] of the Outstanding Amount of the Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

              (iii) such Holder or Holders have offered to the Indenture Trustee indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

              (iv) the Indenture Trustee for _____ days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

              (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such ____-day period by the Holders of a majority of the Outstanding Amount of the Notes;

it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

         In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Outstanding Amount of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture, and shall have no liability to any person for such action or inaction.

         SECTION 5.7    Unconditional Rights of Noteholders To Receive Principal
                        --------------------------------------------------------
and Interest.  Notwithstanding any other provisions in this Indenture, the
------------
Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of the interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         SECTION 5.8    Restoration of Rights and Remedies.  If the Indenture
                        ----------------------------------
Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

         SECTION 5.9    Rights and Remedies Cumulative.  No right or remedy
                        ------------------------------
herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.10   Delay or Omission Not a Waiver.  No delay or omission of
                        ------------------------------
the Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

         SECTION 5.11   Control by Noteholders.  The Holders of a majority of
                        ----------------------
the Outstanding Amount of the Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that
                                    --------

              (i) such direction shall not be in conflict with any rule of law or with this Indenture;

              (ii) subject to the express terms of Section 5.4, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by the Holders of Notes representing not less than [____%] of the Outstanding Amount of the Notes;

              (iii) if the conditions set forth in Section 5.5 have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes representing less than [____%] of the Outstanding Amount of the Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

              (iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction;

provided, however, that, subject to Section 6.1, the Indenture Trustee need not
--------  -------
take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

         SECTION 5.12   Waiver of Past Defaults.  Prior to the declaration of
                        -----------------------
the acceleration of the maturity of the Notes as provided in Section 5.2, the Holders of Notes of not less than a majority of the Outstanding Amount of the Notes may waive any past Default or Event of Default and its consequences except a Default (a) in payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

         Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

         SECTION 5.13   Undertaking for Costs.  All parties to this Indenture
                        ---------------------
agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than [____%] of the Outstanding Amount of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

         SECTION 5.14   Waiver of Stay or Extension Laws.  The Issuer covenants
                        --------------------------------
(to the extent it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture

Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

         SECTION 5.15   Action on Notes.  The Indenture Trustee's right to seek
                        ---------------
and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.4(b).

         SECTION 5.16   Performance and Enforcement of Certain Obligations.  (a)
                        --------------------------------------------------
Promptly following a request from the Indenture Trustee to do so, the Issuer agrees to take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Depositor and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Pooling and Servicing Agreement or to the Originator under or in connection with the Receivables Acquisition Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Pooling and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Depositor or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Depositor or the Servicer of each of their obligations under the Pooling and Servicing Agreement.

         (b) If an Event of Default has occurred and is continuing, the Indenture Trustee at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of [___%] of the Outstanding Amount of the Notes shall exercise all rights, remedies, powers, privileges and claims of the Issuer against the Depositor or the Servicer under or in connection with the Pooling and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Depositor or the Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Pooling and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

         (c) Promptly following a request from the Indenture Trustee to do so, the Issuer agrees to take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Originator of each of its obligations to the Depositor under or in connection with the Receivables Acquisition Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Receivables Acquisition Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Depositor thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Originator of each of its obligations under the Receivables Acquisition Agreement.

         (d) If an Event of Default has occurred and is continuing, the Indenture Trustee at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of [___%] of the Outstanding Amount of the Notes shall exercise all rights, remedies, powers, privileges and claims of the Depositor against the Originator under or in connection with the Receivables Acquisition Agreement, including the right or power to take any action to compel or secure performance or observance by the Originator of each of its obligations to the Depositor thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Receivables Acquisition Agreement, and any right of the Depositor to take such action shall be suspended.


                                   ARTICLE VI

                               Indenture Trustee
                               -----------------

         SECTION 6.1    Duties of Indenture Trustee.
                        ---------------------------

         (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b)  Except during continuance of an Event of Default:

              (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

              (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture.

Except for its calculation of LIBO, the Indenture Trustee shall not be required to determine, confirm or recalculate the information contained in the Servicer's Certificate delivered to it pursuant to the Pooling and Servicing Agreement.

         (c) the Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

              (i) this paragraph does not limit the effect of paragraph (b) of this Section;

              (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

              (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11 or otherwise from Holders under the Indenture.

         (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to paragraphs (a), (b) and (c) of this Section.

         (e) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

         (f) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Pooling and Servicing Agreement.

         (g) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity satisfactory to it against such loss, liability or expense is not reasonably assured to it.

         (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

         SECTION 6.2    Rights of Indenture Trustee.
                        ---------------------------

         (a) The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

         (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

         (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does
                  --------  -------
not constitute wilful misconduct, negligence or bad faith.

         (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

         SECTION 6.3    Individual Rights of Indenture Trustee.  The Indenture
                        --------------------------------------
Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.10 and 6.11.

         SECTION 6.4  Indenture Trustee's Disclaimer.  The Indenture Trustee
                      ------------------------------
shall not be responsible for and makes no representation as to the validity or adequacy of the Trust Estate, this Indenture or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

         SECTION 6.5    Notice of Defaults.  If a Default occurs and is
                        ------------------
continuing and if it is actually known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provision of such Note), the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders; and provided that in the case of any default of the character specified in Section 5.1(iii), no such notice to Holders shall be given until at least _____ days after the occurrence thereof.

         SECTION 6.6    Reports by Indenture Trustee to Holders.  The Indenture
                        ---------------------------------------
Trustee shall deliver to each Noteholder such information as may be required to enable such holder to prepare its Federal and state income tax returns. The Indenture Trustee shall only be required to provide to the Noteholders the information given to it by the Servicer. The Indenture Trustee shall not be required to determine, confirm or recompute any such information.

         SECTION 6.7    Compensation and Indemnity.  The Issuer shall or shall
                        --------------------------
cause the Servicer to pay to the Indenture Trustee from time to time reasonable compensation for its services. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall or shall cause the Servicer to reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall or shall cause the Servicer to indemnify the Indenture Trustee against any and all loss, liability or expense (including the fees of either in-house counsel or outside counsel, but not both) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Servicer shall not relieve the Issuer or the Servicer of its obligations hereunder. The Issuer shall or shall cause the Servicer to defend the claim and the Indenture Trustee may have separate counsel and the Issuer shall or shall cause the Servicer to pay the fees and expenses of such counsel. Neither the Issuer nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own wilful misconduct, negligence or bad faith.

         The Issuer's payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.1(iv) or (v) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or similar law.

         SECTION 6.8    Replacement of Indenture Trustee.  No resignation or
                        --------------------------------
removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.8. The Indenture Trustee may resign at any time by so notifying the Issuer. The Holders of a majority in Outstanding Amount of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

              (i) the Indenture Trustee fails to comply with Section 6.11;

             (ii) the Indenture Trustee is adjudged a bankrupt or insolvent;

            (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

             (iv) the Indenture Trustee otherwise becomes incapable of acting.

         If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee, which successor shall be, if the Originator is the Servicer, reasonably acceptable to the Depositor.

         A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

         If a successor Indenture Trustee does not take office within ______ days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority in Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

         Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.7 shall continue for the benefit of the retiring Indenture Trustee.

         SECTION 6.9    Successor Indenture Trustee by Merger.  If the Indenture
                        -------------------------------------
Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association without any further act shall be the successor Indenture Trustee. The Indenture Trustee shall provide the Rating Agencies prior written notice of any such transaction, provided that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11.

         In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

         SECTION 6.10  Appointment of Co-Trustee or Separate Trustee.
                       ---------------------------------------------

         (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons reasonably acceptable to the Depositor to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8 hereof.

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

              (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

             (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

            (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

         (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         SECTION 6.11   Eligibility; Disqualification.  The Indenture Trustee
                        -----------------------------
shall at all times satisfy the requirements of TIA (S) 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $__________ as set forth in its most recent published annual report of condition and its long-term unsecured debt shall be rated at least ______ by ________. The Indenture Trustee shall comply with TIA (S) 310(b), including the optional provision permitted by the second sentence of TIA (S) 310(b)(9); provided, however, that
                                                       --------  -------
there shall be excluded from the operation of TIA (S) 310(b)(1) any indenture or indentures under which other securities of the issuer are outstanding if the requirements for such exclusion set forth in TIA (S) 310(b)(1) are met.

         SECTION 6.12   Preferential Collection of Claims Against Issuer.  The
                        ------------------------------------------------
Indenture Trustee shall comply with TIA (S) 311(a), excluding any creditor relationship listed in TIA (S) 311(b). An indenture trustee who has resigned or been removed shall be subject to TIA (S) 311(a) to the extent indicated.

                                ARTICLE VII

                         Noteholders' Lists and Reports
                         ------------------------------

         SECTION 7.1    Issuer to Furnish Indenture Trustee Names and Addresses
                        -------------------------------------------------------
to Noteholders.  The Issuer will furnish or cause to be furnished to the
--------------
Indenture trustee (a) not more than ______ days after the earlier of (i) each Record Date and (ii) ________ months after the last Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date, (b) at such other times as the Indenture Trustee may request in writing, within ____ days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than _____ days prior to the time such list is furnished; provided,
                                                               --------
however, that so long as the Indenture Trustee is the Note Registrar, no such
-------
list shall be required to be furnished.

         SECTION 7.2    Preservation of Information; Communications to
                        ----------------------------------------------
Noteholders.
-----------

         (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.1 and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished.

         (b) Noteholders may communicate pursuant to TIA (S) 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

         (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA (S) 312(c).

         SECTION 7.3    Reports by Issuer.
                        -----------------

         (a)  The Issuer shall:

              (i) file with the Indenture Trustee, within [15] days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

            (ii) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

            (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA (S) 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.3(a) as may be required by rules and regulations prescribed from time to time by the Commission.

         (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on __________ of each year.

         SECTION 7.4    Reports by Indenture Trustee.  If required by TIA (S)
                        ----------------------------
313(a), within _____ days after each _________ beginning with _______________, the Indenture Trustee shall mail to each Noteholder as required by TIA (S) 313(c) a brief report dated as of such date that complies with TIA (S) 313(a). The Indenture Trustee also shall comply with TIA (S) 313(b).

         A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.


                                  ARTICLE VIII

                      Accounts, Disbursements and Releases
                      ------------------------------------

         SECTION 8.1    Collection of Money.  Except as otherwise expressly
                        -------------------
provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in
Article V.

         SECTION 8.2    Trust Accounts.
                        --------------

         (a) On or prior to the Closing Date, the Issuer shall cause the Servicer to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders and the Certificateholders, the Trust Accounts as provided in Section _____ of the Pooling and Servicing Agreement.

         (b) Not less than _____ Business Days prior to each Payment Date, the Total Distribution Amount with respect to the preceding Collection Period will be deposited in the Collection Account as provided in Section _____ of the Pooling and Servicing Agreement. On or before each Payment Date, the Noteholders' Distributable Amount with respect to the preceding Collection Period will be transferred from the Collection Account and/or the Reserve Account to the Note Distribution Account as provided in Sections ______ and ______ of the Pooling and Servicing Agreement.

         (c) On each Payment Date and Redemption Date, the Indenture Trustee shall distribute all amounts on deposit in the Note Distribution Account to Noteholders in respect of the Notes to the extent of amounts due and unpaid on the Notes for principal and interest in the following amounts and in the following order of priority (except as otherwise provided in Section 5.4(b)):

              (i) accrued and unpaid interest on the Notes; provided that if there are not sufficient funds in the Note Distribution Account to pay the entire amount of accrued and unpaid interest then due on the Notes, the amount in Note Distribution Account shall be applied to the payment of such interest on the Notes pro rata on the basis of the total such interest due on the Notes;

             (ii) to the [Class A-1] Noteholders until the Outstanding Amount of the [Class A-1] Notes is reduced to zero; and

            (iii) to the [Class A-2] Noteholders until the Outstanding Amount of the [Class A-2] Notes is reduced to zero.

         (d) The Indenture Trustee shall calculate LIBO for each Payment Date (other than the first Payment Date) as soon as such calculation can be made. Upon telephone request, the Indenture Trustee shall inform, by telephone (confirmed in writing), a representative of each of the Issuer, [and the Underwriter] of LIBO for a Payment Date.

         SECTION 8.3    General Provisions Regarding Accounts.
                        -------------------------------------

         (a) So long as no Default or Event of Default shall have occurred and be continuing, all or a portion of the funds in the Trust Accounts shall be invested in Eligible Investments and reinvested by the Indenture Trustee upon Issuer Order, subject to the provisions of Section _______ of the Pooling and Servicing Agreement. All income or other gain from investments of monies deposited in the Trust Accounts net of any investment expenses and any losses resulting from such investments shall be deposited by the Indenture Trustee in the Collection Account. The Issuer will not direct the Indenture Trustee to make any investment of any funds or to sell any investment held in any of the Trust Accounts unless the security interest granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Issuer shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect.

         (b) Subject to Section 6.1(c), the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as Indenture Trustee, in accordance with their terms.

         (c) If (i) the issuer shall have failed to give investment directions for any funds on deposit in the Trust Accounts to the Indenture Trustee by [12:00 noon New York Time] (or such other time as may be agreed by the Issuer and Indenture Trustee) on any Business Day; or (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.2, or, if such Notes shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Trust Estate are being applied in accordance with Section 5.3 as if there had not been such a declaration; then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts in one or more Eligible Investments.

         SECTION 8.4  Release of Trust Estate.
                      -----------------------

         (a) Subject to the payment of its fees and expenses pursuant to Section 6.7, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due the Indenture Trustee pursuant to Section 6.7 have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.4(b) only upon receipt of an Issuer Request accompanied by an Officers' Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA (S)(S) 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1.

         SECTION 8.5    Opinion of Counsel.  The Indenture Trustee shall receive
                        ------------------
at least _______ days' notice when requested by the Issuer to take any action pursuant to Section 8.4(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such
                                                   --------  -------
Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                                  ARTICLE IX

                            Supplemental Indentures
                            -----------------------

         SECTION 9.1    Supplemental Indentures Without Consent of Noteholders.
                        ------------------------------------------------------

         (a) Without the consent of the Holders of any Notes but with prior notice to the Rating Agencies, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Indenture Trustee, for any of the following purposes:

              (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

              (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

              (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

              (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

              (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not, as evidenced by an
                    --------
         Opinion of Counsel, adversely affect in any material respect the interests of the Holders of the Notes;

              (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

              (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar Federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

         The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

         (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Holders of the Notes but with prior notice to the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that such action shall not, as evidenced by an
           --------  -------
Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder.

         SECTION 9.2    Supplemental Indentures with Consent of Noteholders.
                        ---------------------------------------------------
The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies and with the consent of the Holders of not less than a majority of the Outstanding Amount of the Notes, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the right of the Holders of the Notes under this Indenture; provided, however, that no such
                                           --------  -------
supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

              (i) change the date of payment of any installment of principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption
         Date);

              (ii) reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

              (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

              (iv) reduce the percentage of the Outstanding Amount of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04;

              (v) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

              (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

              (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

         The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

         It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 9.3  Execution of Supplemental Indentures.  In executing, or
                      ------------------------------------
permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         SECTION 9.4  Effect of Supplemental Indenture.  Upon the execution of
                      --------------------------------
any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 9.5  Conformity with Trust Indenture Act.  Every amendment of
                      -----------------------------------
this Indenture and every supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

         SECTION 9.6  Reference in Notes to Supplemental Indentures.  Notes
                      ---------------------------------------------
authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.


                                   ARTICLE X

                              Redemption of Notes
                              -------------------

         SECTION 10.1  Redemption.   (a)  The Notes are subject to redemption in
                       ----------
whole, but not in part, at the written direction of the Servicer pursuant to Section _______ of the Pooling and Servicing Agreement, on any Payment Date, if the then outstanding Pool Balance is [___%] or less of the Original Pool Balance, for a purchase price equal to the Redemption Price; provided, however,
                                                             --------  -------
that the Issuer has available funds sufficient to pay the Redemption Price. The Servicer or the Issuer shall furnish the Rating Agencies notice of such redemption. If the Notes are to be redeemed pursuant to this Section 10.01(a), the Servicer or the Issuer shall furnish notice of such election to the Indenture Trustee not later than ____ days prior to the Redemption Date and the Issuer shall deposit with the Indenture Trustee in the Note Distribution Account the Redemption Price of the Notes to be redeemed whereupon all such Notes shall be due and payable on the Redemption Date upon the furnishing of a notice complying with Section 10.2 to each Holder of the Notes.

         (b)   In the event that the assets of the Trust are sold pursuant to
Section 9.2 of the Trust Agreement, all amounts on deposit in the Note Distribution Account shall be paid to the Noteholders up to the Outstanding Amount of the Notes and all accrued and unpaid interest thereon. If amounts are to be paid to Noteholders pursuant to this Section 10.1(b), the Servicer or the Issuer shall, to the extent practicable, furnish notice of such event to the Indenture Trustee not later than ____ days prior to the Redemption Date whereupon all such amounts shall be payable on the Redemption Date.

         SECTION 10.2   Form of Redemption Notice.
                        -------------------------

         (a) Notice of redemption under Section 10.1(a) shall be given by the Indenture Trustee by first-class mail, postage prepaid, mailed not less than _____ days prior to the applicable

Redemption Date to each Holder of Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder's address appearing in the Note Register.

                    All notices of redemption shall state:

                      (i)  the Redemption Date;

                      (ii)  the Redemption Price;

                      (iii) the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.2); and

              (iv) CUSIP number.

         Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

         (b) Prior notice of redemption under Section 10.1(b) is not required to be given to Noteholders.

         SECTION 10.3  Notes Payable on Redemption Date:  The Notes or portions
                       --------------------------------
thereof to be redeemed shall, following notice of redemption as required by
Section 10.02 (in the case of redemption pursuant to Section 10.1(a)), on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.


                                   ARTICLE XI

                                 Miscellaneous
                                 -------------

         SECTION 11.1   Compliance Certificates and Opinions, etc.
                        ------------------------------------------

         (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

              (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

              (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

              (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

         (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officers' Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within _____ days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

              (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officers' Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is [___%] or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officers' Certificate is less than $________ or less than _____ percent of the Outstanding Amount of the Notes.

          (iii) Other than with respect to the release of any Purchased Receivables or Defaulted Receivables, whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officers' Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within ____ days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

          (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officers' Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property other than Purchased Receivables and Defaulted Receivables, or securities released from the lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals [___%] or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officers' Certificate is less than $________ or less than ____ percent of the then Outstanding Amount of the Notes.

          (v) Notwithstanding Section 2.9 or any other provision of this Section, the Issuer may (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Basic Documents.

         SECTION 11.2   Form of Documents Delivered to Indenture Trustee.  In
                        ------------------------------------------------
any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such

Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Depositor or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Depositor or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the grating of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the grating of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

         SECTION 11.3  Acts of Noteholders.
                       -------------------

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are deliver to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing of such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

         (c) The ownership of Notes shall be provided by the Note Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every
Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         SECTION 11.4  Notices, etc., to Indenture Trustee, Issuer and Rating
                       ------------------------------------------------------
Agencies.  Any request, demand, authorization, direction, notice, consent,
--------
waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

         (a) The Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee and received at its Corporate Trust Office, or

         (b) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to the Issuer addressed to: Chevy Chase Auto Receivables Trust, 199_-_, [Owner Trustee], Attention:
     ____________________, or at any other address previously furnished in writing to the Indenture Trustee by Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

         Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested to (i) in the case of _________, at the following address: __________________________________________
______________________________________________________________, (ii) in the case of __________________, at the following address:

_______________________________________________________________________________
_____________________, (iii) in the case of _________________, at the following address:  ____________________________________________________________________
[and (iv) in the case of _____________, at the following address: _____________ _________________________________]; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         SECTION 11.5  Notices to Noteholders; Waiver.  Where this Indenture
                       ------------------------------
provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

         SECTION 11.6  Alternate Payment and Notice Provisions.  Notwithstanding
                       ---------------------------------------
any provision of this Indenture or any of the Notes to the contrary, to the extent satisfactory to the Indenture Trustee, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

         SECTION 11.7  Conflict with Trust Indenture Act.  If any provision
                       ---------------------------------
hereof limits, qualifies or conflict with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

         The provisions of TIA (S)(S) 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

         SECTION 11.8  Effect of Headings and Table of Contents.  The Article
                       ----------------------------------------
and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 11.9  Successors and Assigns.  All covenants and agreements in
                       ----------------------
this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not.

         All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents of the Indenture Trustee.

         SECTION 11.10  Separability.  In case any provision in this Indenture
                        ------------
or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 11.11  Benefits of Indenture.  Nothing in this Indenture or in
                        ---------------------
the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 11.12  Legal Holidays.  In any case where the date on which any
                        --------------
payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due.

         SECTION 11.13  GOVERNING LAW.  THIS INDENTURE SHALL BE CONSTRUED IN
                        -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF ___________.


         SECTION 11.14  Counterparts.  This Indenture may be executed in any
                        ------------
number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 11.15  Recording of Indenture.  If this Indenture is subject to
                        ----------------------
recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

         SECTION 11.16  Trust Obligation.  No recourse may be taken, directly or
                        ----------------
indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

         SECTION 11.17  No Petition.  The Indenture Trustee, by entering into
                        -----------
this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

         SECTION 11.18  Inspection.  The Issuer agrees that, on reasonable prior
                        ----------
notice, it will permit any representative of the Indenture Trustee, during the issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and independent certified public accountants, and at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

         IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

                                  [CHEVY CHASE AUTO RECEIVABLES TRUST 199 -__],

                                  By:___________________, not in its individual
                                  capacity but solely as Owner Trustee,


                                        By:  ____________________
                                             Name:
                                             Title



                                  _____________________, not in its individual
                                  capacity but solely as Indenture Trustee,


                                  By:   _________________________
                                        Name:
                                        Title:

STATE OF ________  )
                   )    ss.:
COUNTY OF ________ )


         BEFORE ME, the undersigned authority, a Notary Public in and for said County and State, on this day personally appeared _______________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said [CHEVY CHASE AUTO RECEIVABLES Trust 19 - ], a _______ business trust, and that he executed the same as the act of the said business trust for the purpose and consideration therein expressed, and in the capacities therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the day of ________, 199 .



                                        _________________________
                                        Notary Public



My commission expires:


__________________________

STATE OF ________  )
                   )    ss.:
COUNTY OF ________ )


         BEFORE ME, the undersigned authority, a Notary Public in and for said County and State, on this day personally appeared _______________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said bank and that he executed the same as the corporation for the purposes and consideration therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the day of ________, 199 .



                                        _________________________
                                        Notary Public



My commission expires:


__________________________

                                                                       EXHIBIT A



                            Schedule of Receivables
                            -----------------------



                   [To be delivered to the Trust at Closing]

                                                                       EXHIBIT B



                   [Form of Pooling and Servicing Agreement]
                   -----------------------------------------

                                                                       EXHIBIT C



                         [Form of Depository Agreement]
                         ------------------------------

                                                                       EXHIBIT D

REGISTERED                                                      $_______________

No. R


                      SEE REVERSE FOR CERTAIN DEFINITIONS

                                                CUSIP NO.


         [Unless this Note is presented by an authorized representative of The Depository Trust company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any note issued is registered in the name of Ceede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC) - ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IN WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                  [CHEVY CHASE AUTO RECEIVABLES TRUST 199 - ]

                 [FLOATING RATE] AUTO RECEIVABLES BACKED NOTES,
                                  [CLASS A-1]

         [Chevy Chase Auto Receivables Trust 199 , - a business trust organized and existing under the laws of the State of ________ (herein referred to as the "Issuer"), for value received, hereby promises to pay to [_________________], or registered assigns, the principal sum of [_______________] DOLLARS payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $[INSERT INITIAL PRINCIPAL AMOUNT OF NOTE] and the denominator of which is [$________________________] by (ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the [Class A-1] Notes pursuant to Section 8.2(c) of the Indenture; provided, however, that the entire unpaid principal amount of this
           --------  -------
Note shall be due and payable on the earlier of ____________, 199 and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. No payments of principal of the [Class A-2] Notes shall be made until the principal of the [Class A-1] Notes has been paid in its entirety. The Issuer will pay interest on this Note at the

[Class A-1] Note Interest Rate on each Payment Date until principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date after giving effect to all payments of principal made on such preceding Payment Date (or in the case of the first Payment Date, on the initial principal amount of this Note). Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from ________, 199 . Interest will be computed on the basis of a 360-day year for the actual number of days in the period for which such interest is payable. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of Payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth o the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: _______________        [CHEVY CHASE AUTO RECEIVABLES
                             TRUST 199 - ],

                             By:  [Owner Trustee] not in its individual capacity
                                   but solely as Owner Trustee,


                                  By:___________________________
                                      Name:
                                      Title

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                  _____________________, not in its individual
                                  capacity but solely as Indenture Trustee,


                                  By:__________________________
                                      Authorized Signatory

                               [REVERSE OF NOTE]

         This Note is one of the [Class A-1] Notes of a duly authorized issue of Notes of the Issuer, designated as its [Floating Rate] Auto Receivables Backed Notes (herein called the "Notes"), all issued under an Indenture dated as of _______________, 199 (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and ____________________, as indenture trustee (the "Indenture Trustee", which term includes any successor indenture trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indentures.
All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

         The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

         Principal of the Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the __th day of each
                                       ------------
________, ________, ________ and ________ or, if any such date is not a Business
Day, the next succeeding Business Day, commencing ________, 199 .

         As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of ________, 199 and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section
5.2 of the Indenture. All principal payments on the Notes of a Class shall be made pro rata to the Noteholders of such Class entitled thereto.

         Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transferring immediately available funds to the account designated by such nominee. Such checks shall be mailed to the

Person entitled thereof at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchanged hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within _____ days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in ______________________.

         The Issuer shall pay interest on overdue installments of interest at the [Class A-1] Note Interest Rate to the extent lawful.

         As provided in the Indenture, the Notes may be redeemed in whole, but not in part, at the option of the Servicer, on any Payment Date on or after the date on which the Pool Balance is less than or equal to ten percent of the Initial Pool Balance.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person my have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the indenture that such Noteholder will not at any time institute against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the indenture or the Basic Documents.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. the Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Note issued thereunder.

         The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         The Note and the Indenture shall be construed in accordance with the laws of the State of __________, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the coin or currency herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither [Owner Trustee] in its individual capacity, [Indenture Trustee], in its individual capacity, any owner of a beneficial in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee for the sole purposes of binding the interests of the Owner Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency loss or claim therefrom; provided, however, that nothing contained
                                    --------  -------
herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee


_________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________
_________________________________________________________

                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  ______________       ________________________NOTE:  The signature to
                             this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                             Signature Guaranteed:


                             _______________________

                             Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Indenture Trustee which requirements will include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Indenture Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Act of 1934, as amended.

___________________

                                                                       EXHIBIT E

REGISTERED                                                            $_________

No. R


                      SEE REVERSE FOR CERTAIN DEFINITIONS

                                              CUSIP NO.


         [Unless this note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC) - ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                  [CHEVY CHASE AUTO RECEIVABLES TRUST 199_-_]

                 [FLOATING RATE] AUTO RECEIVABLES BACKED NOTES,
                                  [Class A-2]

         [Chevy Chase Auto Receivables Trust 199_, - a business trust organized and existing under the laws of the State of __________ (herein referred to as the "Issuer"), for value received, hereby promises to pay to [_____________________], or registered assigns, the principal sum of [____________] DOLLARS payable on each Payment Day in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $[INSERT INITIAL PRINCIPAL AMOUNT OF NOTE] and the denominator of which is [$_____________] by (ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the [Class A-2] Notes pursuant to Section 8.02(c) of the Indenture; provided, however, that the entire unpaid
                                     --------  -------
principal amount of this Note shall be due and payable on the earlier of ___________, 199_ and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. No payments of principal of the [Class A-2] Notes shall be made until the principal of the [Class A-1] Notes has been paid in its entirety. The Issuer will pay interest on this Note at the [Class A-2] Note

Interest Rate on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date after giving effect to all payments of principal made on such preceding Payment Date (or in the case of the first Payment Date, on the initial principal amount of this Note). Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from ________, 199_. Interest will be computed on the basis of a 360-day year for the actual number of days in the period for which such interest is payable. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereof has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:                        [CHEVY CHASE AUTO RECEIVABLES
                             TRUST 199_-_,]

                             By:  [OWNER TRUSTEE],
                                  not in its individual capacity but solely as
                                  Owner Trustee under the Trust Agreement,


                                  By:___________________________
                                      Name:
                                      Title:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Notes designated above and referred to in the within-mentioned Indenture.



                             By:______________________________,
                                not in its individual capacity
                                but solely as Trustee,


                                  By:___________________________
                                      Authorized Signatory

                               [REVERSE OF NOTE]


         This Note is one of the [Class A-2] Notes of a duly authorized issue of Notes of the Issuer, designated as its [Floating Rate] Auto Receivables Backed Notes (herein called the "Notes"), all issued under an Indenture dated as of _____________, 199_ (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and __________________, as indenture trustee (the "Indenture Trustee", which term includes any successor indenture trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

         The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

         Principal of the Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the __th day of each
                                       ------------
______, ______, ______ and ______ or, if any such date is not a Business Day, the next succeeding Business Day, commencing _____________, 1993.

         As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of _______, 199_ and the Redemption Date, if any, pursuant to Section 10.01(a) of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section
5.02 of the Indenture. All principal payments on the Notes of a Class shall be made pro rata to the Noteholders of such Class entitled thereto.

         Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Note registered on the Record

Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in ____________________.

         The Issuer shall pay interest on overdue installments of interest at the [Class A-2] Note Interest Rate to the extent lawful.

         As provided in the Indenture, the Notes may be redeemed in while, but not in part, at the option of the Servicer, or any Payment Date on or after the date on which the Pool Balance is less than or equal to ten percent of the Initial Pool Balance.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

         Each Noteholder or Note owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or the Owner Trustee or its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the indenture that such Noteholder will not at any time institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the indenture or the Basic Documents.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the

Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

    The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

    The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

    The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

    This Note and the Indenture shall be construed in accordance with the laws of the State of ____________, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

    No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and i the coin or currency herein prescribed.

    Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither [Owner Trustee] in its individual capacity, [Indenture Trustee], in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee for the sole purposes of binding the interests of the Owner Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing
                                             --------  -------
contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee



____________________________

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
_____________________________________________
________________________________________________________________

                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _______________       ________________________NOTE:

                             The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                             Signature Guaranteed:


                             _________________________

                             Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Indenture Trustee which requirements will include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Indenture Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


_________________________

                                                                       EXHIBIT F



                        [Form of Transferee Certificate]
                         ------------------------------



                                      F-1